DISPOSAL OF ASSETS	3 Months Ended
Mar. 31, 2013
Impairment or Disposal of Tangible Assets Disclosure [Abstract]
DISPOSAL OF ASSETS
DISPOSAL OF ASSETS

In December 2012, the Company agreed with Ship Finance to terminate the long term charter party between the companies for the OBO carrier Front Guider. The Company recorded a loss on the termination of the lease of $0.8 million in the first quarter of 2013 in results from discontinued operations.

In January 2013, the Company terminated the charter party for the single hull VLCC Titan Aries (now renamed Edinburgh) and recognized a gain of $7.6 million in the first quarter of 2013.

In February 2013, the Company agreed with Ship Finance to terminate the long term charter party between the companies for the Suezmax tanker, Front Pride, and Ship Finance simultaneously sold the vessel. The termination of the charter party took place on February 15, 2013 and the Company recorded a loss on the termination of the lease of $0.2 million in the first quarter of 2013.